UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

   Date of Report (date of earliest event reported): June 26, 2008

                        UNITED ECOENERGY CORP.
           (Exact Name of Registrant as Specified in Its Charter)

   Nevada                        814-00717                       84-1517723
(State or Other Jurisdiction (Commission File Number)         I.R.S. Employer
of Incorporation) 							Identification No.)

                              409 Brevard Avenue
                                    Suite 7
                                Cocoa, FL 32923
                   (Address of principal executive offices)

                               (321)-433-1136)
                         (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[  ]	Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))













SECTION 5 ? Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	  At a Special Meeting of the Board of Directors of the Company held on
June 26, 2008, the Company increased the size of its Board of Directors from five to seven. The following new directors were then appointed to fill existing and new vacancies on the Board of Directors resulting from the expansion of the size of the Board:

         Kelly T. Hickel
         Richard P. Rifenburgh
         Boris Rubishevsky
         Michael R. Wiechnik

Mr. Hickel also was elected as Chairman.

(c)	KELLY T. HICKEL was appointed as Chairman of Paradise Music &
Entertainment, Inc. (PDSE.pk) in February 2001 until he resigned in June 2006. Previously, Mr. Hickel was the turn-around President of Miniscribe Corp., a troubled Fortune 500 disk drive manufacturer, from 1989 to 1990. Mr. Hickel helped conduct a 363B sale to Maxtor from bankruptcy and supported the estate as it returned $900 million to its stakeholders including 41% of the value to the public shareholders. He was the President of the Maxwell Technology Information Systems Group from 1993 until 1997, during which, Maxwell was the 9th best performing stock on NASDAQ and the #1 performing stock in California in 1996. Mr. Hickel was, recently, Chairman and Chief Restructuring Office of The Tyree Company in Farmingdale, New York. He is Managing Director of The Turnaround Group, LLC and Strategic Growth Associates, a Denver-based advisory firm, CEO of Environmental Testing Laboratories, Inc. and Chairman of the Advisory Committee for Leaddog Capital Partners, Inc. Mr. Hickel has arranged a number of private and public company financings and financial restructuring over the years. Mr. Hickel is a graduate of Indiana University, with a Bachelors of Science, and has attended coursework at Columbia University. He is 66 years old

       RICHARD P. RIFENBURGH?s professional career has extended over fifty ears. In 1955 he joined Remington Rand (later Sperry Rand, later Univac, now
Unisys) at the beginning of the computer industry.   He served Univac in
numerous technical and manufacturing positions culminating as Director of Materials in a major Univac division. In 1964 he co-founded Mohawk Data Sciences. Over the next ten years, he helped build MDS to revenues of several hundred million dollars and it became a New York Stock Exchange listed company. He served progressively as Secretary - Treasurer, Executive Vice President, President and Chairman. Of MDS Moval Management was founded in 1967 by Mr. Rifenburgh to do investing and consulting. Since 1974 it has been used in dealing with troubled companies in the turn-around business, crisis management business or corporate rescue business. He has served as a director and or officer, often Chairman, of over forty companies, twelve public companies, two of which were New York Stock Exchange companies where he was CEO for each company. He has been a general partner of two investment groups and served two terms as Chairman of the Computer and Communication Industry Association. For the last fifteen years Mr. Rifenburgh has developed expertise in public company corporate governance, specializing in corporate mismanagement and fraud, both
suspected and real.   Since 2001 Mr. Rifenburgh has been involved in Paradise
Music and Entertainment, Inc. (PDSE) where he became Chairman in 2006. PDSE is being reorganized to invest in companies which provide environmental services based on its successful foray into the environmental testing laboratory business.

     BORIS RUBISHEVSKY has over thirty years of business experience ranging from corporate management and mergers and acquisitions, to business development, sales and marketing. He has held several Board of Director positions. Most recently, Mr. Rubizhevsky founded NexGen Security Corporation, a consulting firm specializing in homeland security, biological and environmental products and technologies. He actively works with firms in Germany and the former Soviet Union on the development of new technologies for homeland security and life science applications.

Prior to this, in 1992 Mr. Rubizhevsky co-founded Isonics Corporation (NASDAQ: ISON), a diversified international company with offices in the United States, Germany and Russia and businesses in life science, semi-conductor wafer services and homeland security products. Mr. Rubizhevsky was with Isonics for fifteen years, playing a key role in its growth and development. He originally started the company to pursue life science opportunities based on products developed by the Russian nuclear industry. He identified expansion opportunities, leveraging Isonics? technology and expertise into homeland security and biotech applications as well as identifying capital funding sources, including the company?s initial public offering and follow-on secondary equity and debt offerings.

Before founding Isonics, Mr. Rubizhevsky spent more than ten years with General Electric Company in a number of international sales and marketing managerial positions. These positions were based both in the US and abroad. Mr. Rubizhevsky holds a B.S. degree in engineering from the Stevens Institute of Technology. He is fluent in the Russian language and culture.

MICHAEL WIECHNIK launched his career with the State of New Jersey n 1973 in the Governor?s Office/ Parole Board, responsible for developing programs and administrative policies and procedures for the newly created, full time paroling authority. In 1976 the State of New Jersey elevated the Division of Correction and Parole to cabinet level status by establishing the Department of Corrections (DOC). Mr. Wiechnik was tapped to create a computerized management information system that would standardize and automate the calculation of inmate sentences and post each inmate?s information monthly.

Mr. Wiechnik has held several key leadership positions including Chief of the Bureau of Correctional Systems, Chief of the Bureau of Classification and Identification Services, Inmate Disciplinary Hearing Officer, Capital Planner, Supervisor of Capital Planning Construction and Facility Maintenance, Supervising Administrative Analyst/Office of Employee Relations and Administrative Analyst1. Currently Mr. Wiechnik is the driving force behind ?Clean Energy? initiatives for the DOC; planning distributive (electric) generation projects utilizing renewable and sustainable alternative energy sources. Mr. Wiechnick received a Bachelor of Arts degree in Psychology from the College of New Jersey (formerly Trenton State College).

There were no arrangements or understandings between Mr. Hickel, Mr. Rifenburgh, Mr. Rubishevsky or Mr. Wiechnik and any other persons pursuant to which any of them was elected as a director.

      The Company currently maintains separate committees of the Board. As a result of the appointment of new directors, the Committee?s of the Board are:

       Audit Committee:
	Richard P. Rifenburgh, Chair
	John Paul DeVito
	Kelley T. Hickel

Governance and Nominating Committee:
	Richard P. Rifenburgh, Chair
	Alec Hoke
	John Paul DeVito

       Compensation Committee:
       	Richard P. Rifenburgh, Chair
	Kelly T. Hickel
       Boris Rubizhevsky

       Investment Committee
       	Adam Mayblum, Chair
       	John Paul DeVito
       	Alec Hoke
	Boris Rubizhevsky
       Michael R. Wiechnik

      There are no transactions, or series of transactions, since the beginning of the Company?s current fiscal year on January 1, 2008, or any proposed transaction, to which the Company or any subsidiary was or is to be a party in which Mr. Hickel, Mr. Rifenburgh, Mr. Rubishevsky or Mr. Wiechnik had, or will have, a direct or indirect interest. There is no material plan, contract or arrangement (whether or not written)or any amendments to existing such plans, contracts or agreements, involving the Company to which Mr. Hickel, Mr. Rifenburgh, Mr. Rubishevsky or Mr. Wiechnik is a party.

SECTION  9.    FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (a)     Financial  Statements.
             ----------------------

     None.

     (b)     Exhibits.

     None
This report on Form 8-K may contain forward-looking statements that involve risks and uncertainties, as well as assumptions that, if they never materialize or prove incorrect, could cause the results of the Company to differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any projections of revenue, expenses, earnings or losses from operations or investments, or other financial items; any statements of the plans, strategies and objectives of management for future operations; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. The risks, uncertainties and assumptions referred to above include risks that are described from time to time in our Securities and Exchange Commission, or the SEC, reports filed before this report.

We use words such as anticipates, believes, expects, future, intends and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason. We caution you that forward-looking statements of this type are subject to uncertainties and risks, many of which cannot be predicted or quantified.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized officer.

Date: July 1, 2008


                            UNITED ECOENERGY CORP.



                            By /s/ Robert Hipple
                              --------------------------------
                                Robert Hipple
                                Chief Financial Officer




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